BRANDES
                                ----------------
                                INVESTMENT TRUST




                                   SEMI-ANNUAL
                                     REPORT

                     For the six months ended April 30, 2001










                           WORLDWIDE VALUE SPECIALISTS

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Dear Shareholder:

During the six-month period ending April 30, 2001, your fund delivered gains when many overseas stock markets slumped. Strong returns among U.K. holdings and a significant allocation of assets to the United Kingdom were essential contributors to the fund's advance. Additionally, gains among holdings in South Africa and within the beverages & tobacco industry also had a positive influence on overall results. During the period, the fund was up 2.04% while the MSCI EAFE (Europe, Australasia, Far East) Index fell 8.7%.

During much of the period, stocks declined amid market turbulence fueled by worries over economic sluggishness and prospects for declining corporate profits. High-priced growth stocks, especially in the technology industry, were especially vulnerable. Additional factors that weighed on international markets during the period included a sharp increase in oil prices, pockets of political unrest, and eroding foreign currencies. Oil prices jumped to a 10-year high during the fourth quarter of 2000, raising worries that higher prices for crude would crimp economic growth.

While oil prices jumped in the fourth quarter, the euro (the single currency in Europe created in 1999) hit new lows against the U.S. dollar. Late in 2000, the Japanese yen also weakened, falling to a nine-month low versus the dollar, reflecting investors' lack of conviction in a strong Japanese economic recovery. Stocks in Japan, as measured by the Nikkei Index, fell to their lowest level in 16 years in March 2001 amid concerns over the strength of the banking system, economic growth, and the effectiveness of government reform measures.

Higher oil prices had their greatest negative influence on emerging markets, where many countries are net importers of oil. In addition, because many emerging nations derive a high percentage of GDP from exports, the prospect of weaker global demand resulting from higher oil costs weighed on investor confidence.

In the United Kingdom, where our stock selection was responsible for substantial gains, the broader market languished for much of the period despite a number of encouraging developments. During the first quarter of 2001, retail sales in the United Kingdom rose more than expected, unemployment fell to its lowest level since 1975, and the Bank of England cut interest rates to insulate the nation from a perceived global economic slowdown. More important than these macroeconomic developments is the strength of individual fund holdings in the United Kingdom.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


Among the best-performing U.K. holdings in the period were Marks & Spencer (merchandising), British American Tobacco (beverages & tobacco), and Unilever (food & household products). Offsetting these gains were declines among select positions in Japan, the electrical & electronics industry, including Alcatel (France) and Matsushita Electric (Japan), and within the telecommunications industry, including Telefonos De Mexico (Mexico) and Deutsche Telekom (Germany). Worries regarding overcapacity and dwindling demand weighed on telecom stocks in the period. While many telecom stocks fell sharply from recent highs, we retain our conviction for select holdings in this industry. In fact, we took advantage of price weakness among telecoms to purchase additional shares of select, existing holdings. Reflecting our confidence in the telecom stocks we have purchased, the portfolio retains its greatest weighting in the telecom industry.

For the most part, the complexion of the fund did not change significantly during the period. As the prices for a number of holdings in the insurance industry climbed toward our estimates of the underlying business values, we sold these positions, reduced our weighting in the insurance industry, and redeployed the proceeds to existing holdings or new purchases. As a result of stock-specific purchases, we increased our weighting to the machinery & engineering and telecommunications industries during the period. Country weightings remained largely unchanged.

VALUE INVESTING: THE DANGERS OF EXTRAPOLATION

While sitting in a traffic jam, maybe you've thought, "It took me 30 minutes to go one mile. At this pace, I'll get home tomorrow afternoon." Or perhaps you sank a birdie putt on the 14th hole and thought, "If I keep that up, I'll shoot a 34 on the back nine!"

These are examples of extrapolation--basing a longer-term forecast on an emotional reaction to short-term developments. During our 26 years of managing money, we have repeatedly seen the dangerous effects of extrapolation. Market participants often look at negative short-term performance and think, "If this keeps up, I'll lose all my money in three weeks." Or if performance is good, they may say, "At this rate, I'll quadruple my money in six months!"

Much like our example of being stuck in traffic or playing golf, the results are rarely as bad or as good as we envision. We often set ourselves up for disappointment or surprises when reality differs from our expectations. It's a quirk of human nature.

We address extrapolation now for two reasons: to help set realistic expectations for your account's performance and to help explain the merits of our investment philosophy. Maintaining a long-term perspective when investing--especially when investing in value stocks such as the ones held in your portfolio--is critical. Given the foibles associated with human nature, we believe there are dangers in focusing too much attention on short-term performance results--whether favorable or disappointing. We don't expect the holdings in your portfolio, or value

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND


stocks in general, to be among the best-performing issues time after time over consecutive quarters or years. Such expectations are unrealistic. We do, however, believe that investing in companies with solid fundamentals, whose stock prices reflect short-term investor disdain, remains a sound method for wealth accumulation over the long term.

In general, value investing seeks to take advantage of extrapolation. In our non-emotional search for what we believe to be the best long-term investment opportunities, we often find them in companies that are currently out of favor and whose prices have fallen to bargain levels. In our opinion, this difference between stock price and business value provides a "margin of safety" during a rough environment and rewards patient investors with solid results over the long term as the true value of the company is recognized. While we have enjoyed favorable relative returns recently, this approach doesn't always generate superior results in the short run. We encourage you to maintain a long-term perspective. As the old saying goes, "Patience is a virtue." Just something to think about the next time you're stuck in traffic or when you sink a birdie putt.

IN CLOSING

We  continue  to  purchase  and  hold  what we  believe  to be  solid,  non-U.S.
businesses trading at bargain prices. Over the long term, we believe the fundamental strengths of these companies will be recognized in the broader market, rewarding long-term investors with favorable results. We greatly appreciate the confidence you have shown in us and remain committed to helping you toward your long-term investment goals.

Sincerely yours,

/s/ Debra McGinty

Debra McGinty-Poteet
President
Brandes Investment Trust

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

                             VALUE OF $1,000,000 VS.
               MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE,
                         AUSTRALASIA AND FAR EAST) INDEX

             Average Annual Total Return Period Ended April 30, 2001
               1 Year .....................................   7.99%
               Since Inception (January 2, 1997 ...........  20.20%

                                                     Brandes Institutional
                              MSCI EAFE Index      International Equity Fund
                              ---------------      -------------------------
     Jan-97                     $1,000,000                $1,000,000
     Apr-97                     $  999,508                $1,062,390
     Jul-97                     $1,141,429                $1,227,313
     Oct-97                     $1,029,617                $1,165,658
     Jan-98                     $1,075,025                $1,239,346
     Apr-98                     $1,188,564                $1,411,524
     Jul-98                     $1,203,832                $1,402,611
     Oct-98                     $1,128,926                $1,317,408
     Jan-99                     $1,229,938                $1,420,794
     Apr-99                     $1,301,420                $1,666,099
     Jul-99                     $1,320,645                $1,731,215
     Oct-99                     $1,388,955                $1,768,213
     Jan-00                     $1,466,692                $1,968,796
     Apr-00                     $1,482,228                $2,052,275
     Jul-00                     $1,439,583                $2,226,413
     Oct-00                     $1,348,744                $2,171,925
     Jan-01                     $1,344,654                $2,288,546
     Apr-01                     $1,239,266                $2,216,302

Past performance is not indicative of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The MSCI EAFE Index is an unmanaged index that is a generally accepted benchmark for major overseas markets. The MSCI EAFE Index consists of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS AT APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                       Shares         Value
--------------------------------------------------------------------------------
COMMON STOCKS: 95.2%

BRAZIL: 7.3%
Banco Bradesco S.A. Sponsored ADR ..................     569,520   $ 3,248,029
Brasil Telecom Participacoes S.A. ADR ..............       2,618        112,417
Centrais Eletricas Brasileiras S.A. Sponsored ADR ..     697,130      5,923,723
Centrais Geradoras do Sul do Brasil S.A. ADR* ......      20,613        165,240
Companhia Cervejaria Brahma Sponsored ADR ..........     293,040      7,150,176
Petroleo Brasileiro S.A. ADR .......................     179,990      4,373,757
Telebras Sponsored ADR .............................      91,600      4,693,584
Telecelular Sul Participacoes ADR ..................       1,309         25,525
Telecentro Oeste Celular ADR .......................       4,363         36,649
Teleleste Celular Participacoes ADR ................         261          9,918
Telemig Celular Participacoes ADR ..................         654         24,852
Telenordeste Celular Participacoes ADR .............         654         18,574
Telenorte Celular Participacoes ADR ................         261          6,721
Telenorte Leste Participacoes ADR ..................      14,622        255,592
Telesp Celular Partcipacoes ADR ....................       5,236         87,965
                                                                   ------------
                                                                     26,132,722
                                                                   ------------
CHINA: 1.3%
PetroChina Co., Ltd.* ..............................  22,128,000      4,737,605
                                                                   ------------
DENMARK: 0.8%
Den Danske Bank Group ..............................     185,900      2,994,663
                                                                   ------------
FRANCE: 8.3%
Alcatel Alsthom Group ..............................     215,000      7,001,647
Alstom .............................................     206,000      5,940,813
Compagnie Generale des Establissements Michelin ....     227,100      7,538,766
Eridania Beghin-Say S.A. ...........................      32,500      2,694,994
Total Fina S.A. ....................................      42,239      6,296,774
                                                                   ------------
                                                                     29,472,994
                                                                   ------------
GERMANY: 5.0%
BASF AG ............................................     116,000      4,940,765
Bayerische Motoren Werke AG ........................     145,300      4,847,847
Deutsche Telekom AG ................................     209,600      5,468,066
E.On AG ............................................      51,000      2,563,688
                                                                   ------------
                                                                     17,820,366
                                                                   ------------

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
                                                       Shares          Value
--------------------------------------------------------------------------------
HONG KONG/CHINA: 0.8%
Swire Pacific Ltd. .................................     482,500   $  2,660,264
                                                                   ------------
IRELAND: 3.2%
Allied Irish Banks Plc .............................     370,600      4,077,786
Bank of Ireland ....................................     742,500      7,175,000
                                                                   ------------
                                                                     11,252,786
                                                                   ------------
ITALY: 3.3%
ENI S.p.A. .........................................     939,000      6,432,431
Telecom Italia S.p.A. ..............................     466,200      5,183,444
                                                                   ------------
                                                                     11,615,875
                                                                   ------------
JAPAN: 18.9%
Daiichi Pharmaceutical Co., Ltd. ...................     155,000      3,374,613
Daiwa House Industry Co., Ltd. .....................     471,000      3,789,195
Hitachi Ltd. .......................................     403,380      3,915,285
Japan Tobacco Inc. .................................         670      4,473,716
Komatsu Ltd. .......................................   1,338,000      7,580,439
Matsushita Electric Works, Ltd. ....................     204,000      3,401,231
Mitsubishi Heavy Industries, Ltd. ..................   2,202,000      9,000,014
Mitsubishi Tokyo Financial .........................         581      5,924,973
Nippon Mitsubishi Oil Corp. ........................   1,637,000      9,526,194
Nippon Telegraph & Telephone Corp. .................         996      6,328,032
Tokio Marine & Fire Insurance Co., Ltd. (The) ......     986,400     10,378,506
                                                                   ------------
                                                                     67,692,198
                                                                   ------------
MEXICO: 3.0%
America Movil S.A. .................................     198,840      3,658,656
Telefonos de Mexico S.A. Class L Sponsored ADR .....     198,840      6,879,864
                                                                   ------------
                                                                     10,538,520
                                                                   ------------
NETHERLANDS: 0.7%
Akzo Nobel N.V. ....................................      59,000      2,458,005
                                                                   ------------
NEW ZEALAND: 0.9%
Telecom New Zealand ................................   1,227,661      3,311,670
                                                                   ------------
PORTUGAL: 1.7%
Portugal Telecom ...................................     628,645      6,102,634
                                                                   ------------

6
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                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS AT APRIL 30, 2001 (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------
                                                        Shares         Value
--------------------------------------------------------------------------------
SINGAPORE: 3.4%
Development Bank of Singapore (The) ................     557,069   $  4,864,058
Jardine Matheson Holdings ..........................   1,280,580      7,427,364
                                                                   ------------
                                                                     12,291,422
                                                                   ------------
SOUTH AFRICA: 4.1%
De Beers Centenary Linked Unit .....................     283,710     11,895,875
Iscor Ltd. .........................................     117,911        358,178
South African Breweries Plc ........................     386,000      2,652,283
                                                                   ------------
                                                                     14,906,336
                                                                   ------------
SOUTH KOREA: 1.0%
Korea Electric Power Corp. .........................     371,600      3,504,188
                                                                   ------------
SPAIN: 3.3%
Banco Bilbao Vizcaya Argenta .......................     243,300      3,458,607
Telefonica, S.A. Sponsored ADR.* ...................       5,888        295,954
Telefonica S.A. ....................................     482,900      8,175,835
                                                                   ------------
                                                                     11,930,396
                                                                   ------------
SWITZERLAND: 3.2%
Swisscom AG ........................................       9,200      2,391,814
Zurich Financial Services ..........................      25,326      9,007,719
                                                                   ------------
                                                                     11,399,533
                                                                   ------------
UNITED KINGDOM: 23.9%
Allied Domecq Plc ..................................     125,000        765,850
BAE Systems ........................................   1,267,000      6,003,426
BOC Group Plc ......................................     249,200      3,667,177
British American Tobacco Plc .......................   1,287,620     10,451,096
British Energy Plc .................................     536,192      2,356,403
British Telecommunications Plc .....................     532,300      4,251,853
Cadbury Schweppes Plc ..............................     608,487      3,754,182
Corus Group Plc ....................................   3,636,000      3,721,446
Diageo Plc .........................................   1,180,983     12,425,712
HSBC Holdings Plc ..................................     234,200      2,972,888
Imperial Chemical Industries Plc ...................     179,940      1,066,396
Innogy Holdings Plc ................................   1,231,000      3,634,527
Invensys Plc .......................................   3,377,359      7,082,659

                                                                               7
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                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS AT APRIL 30, 2001 (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------
                                                        Shares         Value
--------------------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)
Marks & Spencer Plc ................................   1,628,000   $  6,245,659
Reckitt and Benckiser Plc ..........................     353,200      4,820,932
Unilever Plc .......................................   1,605,000     12,131,071
                                                                   ------------
                                                                     85,351,277
                                                                   ------------
VENEZUELA: 1.1%
Compania Anonima Nacional Telefonos
de Venezuela, ADR* .................................     167,690      3,841,778
                                                                   ------------
TOTAL COMMON STOCKS (cost $322,097,406) ............                340,015,232
                                                                   ------------

                                                     Principal
SHORT-TERM INVESTMENTS: 4.1%                           Amount
--------------------------------------------------------------------------------
Investors Bank & Trust Co., Repurchase Agreement,
3.600%, dated 4/30/2001, due 5/1/2001,
[collateralized by $17,490,000 Federal National
Mortgage Association #008660, 7.750%, due 07/20/2025
(Market value $15,499,968) (Proceeds $14,763,338)
(cost $14,761,862) ................................. $14,761,862     14,761,862
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
(cost $336,859,268**) 99.3% ........................                354,777,094
Other Assets less Liabilities: 0.7% ................                  2,529,885
                                                                   ------------
NET ASSETS: 100.0% .................................               $357,306,979
                                                                   ============

----------
*    Non-income producing security.
** At April 30, 2001, the basis of investments for federal income tax purposes was the same as for financial reporting purposes.

Unrealized appreciation and depreciation were as follows:
     Gross unrealized appreciation .................               $ 49,344,360
     Gross unrealized depreciation .................                (31,426,534)
                                                                   ------------
     Net unrealized appreciation ...................               $ 17,917,826
                                                                   ============

See accompanying Notes to Financial Statements.

8
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                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS BY INDUSTRY AT APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                    Percent of
Industry                                                            Net Assets
--------                                                            ----------
Aircraft ........................................................       1.7%
Automobiles .....................................................       3.4
Banking .........................................................       9.6
Beverages & Tobacco .............................................      10.5
Chemicals .......................................................       3.4
Communications Equipments & Services ............................       9.8
Construction and Housing ........................................       1.1
Energy Sources ..................................................       8.7
Food & Household Products .......................................       6.5
Health and Personal Care ........................................       0.9
Insurance .......................................................       5.4
Machinery & Engineering .........................................       9.2
Merchandising ...................................................       1.7
Metals-Steel ....................................................       1.1
Misc. Minerals and Commodities ..................................       3.3
Multi-Industry ..................................................       2.8
Telecommunications ..............................................      11.1
Utilities-Electrical & Gas ......................................       5.0
                                                                      -----
TOTAL COMMON STOCKS .............................................      95.2
SHORT-TERM INVESTMENTS ..........................................       4.1
                                                                      -----

TOTAL INVESTMENTS IN SECURITIES .................................      99.3
Other Assets less Liabilities ...................................       0.7
NET ASSETS ......................................................     100.0%
                                                                      =====

See accompanying Notes to Financial Statements.

                                                                               9
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                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES AT APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $336,859,268) ......   $354,777,094
  Cash .........................................................         50,230
  Receivables:
    Dividends and interest .....................................      2,495,361
    Securities lending income ..................................        144,018
    Tax reclaim ................................................        197,739
    Unrealized gain on forward foreign currency
      contracts (Note 5) .......................................             54
  Prepaid expenses .............................................         26,146
  Deferred organization costs ..................................          3,528
                                                                   ------------
      Total assets .............................................    357,694,170
                                                                   ------------
LIABILITIES
  Payables:
    Due to advisor .............................................        303,202
  Accrued expenses .............................................         83,989
                                                                   ------------
      Total liabilities ........................................        387,191
                                                                   ------------

  NET ASSETS ...................................................   $357,306,979
                                                                   ============

  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    ($357,306,979/19,736,070 shares outstanding; unlimited
    number of shares authorized without par value) .............   $      18.10
                                                                   ============

COMPONENTS OF NET ASSETS
  Paid-in capital ..............................................   $331,829,776
  Accumulated net investment income ............................      2,255,364
  Accumulated net realized gain on investments
    and foreign currency .......................................      5,333,046
  Net unrealized appreciation (depreciation) on:
    Investments ................................................     17,917,826
    Foreign currency ...........................................        (29,033)
                                                                   ------------
      Net assets ...............................................   $357,306,979
                                                                   ============

See accompanying Notes to Financial Statements.

10
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                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends (net of foreign tax withheld of $385,606) ........   $  3,503,729
    From securities lending ....................................        231,286
    Interest ...................................................        163,706
                                                                   ------------
       Total income ............................................      3,898,721
                                                                   ------------
  Expenses
    Advisory fees ..............................................      1,648,527
    Administration fees ........................................         78,339
    Custody fees ...............................................         70,287
    Auditing fees ..............................................         18,832
    Trustee fees ...............................................         17,112
    Accounting fees ............................................         16,493
    Printing ...................................................         16,313
    Transfer agent fees ........................................         15,709
    Registration expense .......................................         13,211
    Legal fees .................................................          8,613
    Miscellaneous ..............................................          4,475
    Amortization of deferred organization costs ................          1,321
    Insurance expense ..........................................          1,050
                                                                   ------------
       Total expenses ..........................................      1,910,282
       Add: Interest recouped ..................................         75,723
                                                                   ------------
       Net expenses ............................................      1,986,005
                                                                   ------------
         NET INVESTMENT INCOME .................................      1,912,716
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  Net realized gain (loss) on:
    Investments ................................................      5,734,464
    Foreign currency transactions ..............................        (98,760)
                                                                   ------------
  Net realized gain ............................................      5,635,704
                                                                   ------------
Net unrealized appreciation on:
    Investments ................................................         15,541
    Foreign currency transactions ..............................         13,307
                                                                   ------------
  Net unrealized appreciation ..................................         28,848
                                                                   ------------
  Net realized and unrealized gain on investments
    and foreign currency .......................................      5,664,552
                                                                   ------------
         NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...   $  7,577,268
                                                                   ============

See accompanying Notes to Financial Statements.

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                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------------------
                                                                Six Months Ended     Year Ended
                                                                 April 30, 2001#  October 31, 2000
--------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM:

OPERATIONS
  Net investment income .......................................   $   1,912,716     $   5,060,065
  Net realized gain on investments and foreign currency .......       5,635,704        62,973,116
  Net unrealized appreciation (depreciation) on investments
    and foreign currency ......................................          28,848       (12,236,683)
                                                                  -------------     -------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......       7,577,268        55,796,498
                                                                  -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ..................................      (4,744,355)       (2,436,583)
  From net realized gain ......................................     (63,201,850)      (19,619,447)
                                                                  -------------     -------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................     (67,946,205)      (22,056,030)
                                                                  -------------     -------------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net
    change in outstanding shares (a) ..........................      91,151,023        57,661,459
                                                                  -------------     -------------

    NET INCREASE IN NET ASSETS ................................      30,782,086        91,401,927

NET ASSETS
  Beginning of period .........................................     326,524,893       235,122,966
                                                                  -------------     -------------
  END OF PERIOD (including accumulated net investment income of
    $2,255,364 and $5,087,003, respectively) ..................   $ 357,306,979     $ 326,524,893
                                                                  =============     =============

(a) A summary of capital share transactions is as follows:

                                          Six Months Ended                   Year Ended
                                           April 30, 2001#                October 31, 2000
                                    ----------------------------    -----------------------------
                                       Shares          Value           Shares           Value
                                    ------------    ------------    ------------    -------------
Shares sold ......................     4,686,232    $ 89,405,584       7,605,833    $ 166,267,606
Shares issued on
  reinvestment of distributions ..     3,687,647      61,793,690       1,038,338       20,860,212
Shares redeemed ..................    (3,250,817)    (60,048,251)     (5,879,759)    (129,466,359)
                                    ------------    ------------    ------------    -------------
NET INCREASE .....................     5,123,062    $ 91,151,023       2,764,412    $  57,661,459
                                    ============    ============    ============    =============

# Unaudited

See accompanying Notes to Financial Statements.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

---------------------------------------------------------------------------------------------------------------
                                                                Year Ended October 31,         January 2, 1997*
                                       Six Months Ended    ---------------------------------       Through
                                        April 30, 2001#     2000         1999         1998     October 31, 1997
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..     $ 22.34        $ 19.84      $ 16.22      $ 14.57       $ 12.50
                                            -------        -------      -------      -------       -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...............        0.10           0.34         0.20         0.21          0.17
  Net realized and unrealized gain on
       investments and foreign currency        0.33           3.99         4.91         1.66          1.90
                                            -------        -------      -------      -------       -------
Total from investment operations ......        0.43           4.33         5.11         1.87          2.07
                                            -------        -------      -------      -------       -------

LESS DISTRIBUTIONS:
  From net investment income ..........       (0.33)         (0.20)       (0.23)       (0.07)         0.00
  From net realized gain ..............       (4.34)         (1.63)       (1.26)       (0.15)         0.00
                                            -------        -------      -------      -------       -------
Total distributions ...................       (4.67)         (1.83)       (1.49)       (0.22)         0.00
                                            -------        -------      -------      -------       -------

Net asset value, end of period ........     $ 18.10        $ 22.34      $ 19.84      $ 16.22       $ 14.57
                                            =======        =======      =======      =======       =======

Total return ..........................        2.04%***      22.84%       34.23%       13.01%        16.56%***

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions) ..     $ 357.3        $ 326.5      $ 235.1      $ 160.0       $  51.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS
  INCLUDING INTEREST EXPENSE:
  Before fees waived and
    expenses recouped by Advisor ......        1.16%**        1.18%**      1.30%        1.37%         1.76%**
  After fees waived and
    expenses recouped by Advisor ......        1.20%**        1.19%**      1.20%        1.20%         1.19%**

RATIO OF NET INVESTMENT INCOME TO
  AVERAGE NET ASSETS:
  Before fees waived and
    expenses recouped by Advisor ......        1.20%**        1.65%**      1.09%        1.75%         0.84%**
  After fees waived and
    expenses recouped by Advisor ......        1.16%**        1.64%**      1.19%        1.92%         1.40%**
Portfolio turnover rate ...............       15.88%***      42.03%       32.31%       50.08%        27.40%***

#   Unaudited.
*   Commencement of operations.
**  Annualized.
*** Not annualized.

See accompanying Notes to Financial Statements.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Brandes Institutional International Equity Fund (the "Fund") is a series of shares of beneficial interest of Brandes Investment Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund began operations on January 2, 1997. The Fund invests its assets primarily in equity securities of foreign issuers with market capitalizations greater than $1 billion. The Fund seeks to achieve long-term capital appreciation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchanges are open for trading securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Board of Trustees.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

          Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

          Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statement of Operations.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

     B. Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

          If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     C. Forward Foreign Currency Exchange Contracts. The Fund may utilize forward foreign currency exchange contracts ("forward contracts") under which it is obligated to exchange currencies at specific future dates.

     D. Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on the specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     E. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     F. Deferred Organization Costs. The Fund has incurred expenses of $14,570 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

     G. Concentration of Risk. As of April 30, 2001, the Fund held a significant portion of its assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the Fund's net assets. It is the Trust's policy to continuously monitor these off-balance sheet risks.

     H. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

     I. Securities Lending. The Trust may temporarily loan securities to brokers, dealers or other financial institutions in exchange for a negotiated lender's fees. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned. The market value of securities on loan and related collateral at April 30, 2001 were $52,961,167 and $55,813,602, respectively.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Brandes Investment Partners, L.P. (The "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the six months ended April 30, 2001,the Fund incurred $1,648,527 in advisory fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund for expenses, excluding interest, so that its ratio of expenses to average net assets will not exceed 1.20%. Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. At April 30, 2001, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund is $454,880. The Advisor may recapture $255,296 of the above amount no later than October 31, 2003 and $199,584 no later than October 31, 2004. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee at the rate of 0.10 of 1% of the first $100 million, 0.05 of 1% of the next $100 million and 0.03 of 1% in excess of $200 million of the Fund's average daily net assets, subject to a minimum of $40,000 per annum. For the six months ended April 30, 2001 the Fund incurred $78,339 in such fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or Trustees of the Advisor, Administrator and Distributor.

                 BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the six months ended April 30, 2001, the cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $68,010,796 and $51,868,365, respectively.

NOTE 5 - FORWARD FOREIGN CURRENCY CONTRACTS

     At April 30, 2001, the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. Forward foreign currency contracts are valued at the forward rate, and are marked to market at the end of each period. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The Fund could be exposed to the risk that the counterparties to the contracts are unable to meet the terms of their contracts. Open forward foreign currency exchange contracts at April 30, 2001 were as follows:

                                  Foreign Currency
Delivery         Currency            Currency to        Value in      Unrealized
  Date          Deliverable          be Received          U.S.$          Gain
--------------------------------------------------------------------------------
5/01/01        British Pound            35,088           $50,227        $    54
                                                         -------        -------
                                                         $50,227        $    54
                                                         =======        =======

                                     ADVISOR
                        Brandes Investment Partners, L.P.
                              11988 El Camino Real
                                    Suite 500
                           San Diego, California 92191
                                  800.331.2979

                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                            4455 East Camelback Road
                                   Suite 261E
                             Phoenix, Arizona 85018

                                 TRANSFER AGENT
                           Investors Bank & Trust Co.
                        200 Clarendon Street, 16th Floor
                           Boston, Massachusetts 02116

                                    AUDITORS
                                Ernst & Young LLP
                             515 South Flower Street
                          Los Angeles, California 90071

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                             555 South Flower Street
                          Los Angeles, California 90071

This  report  is  intended  for   shareholders  of  the  Brandes   Institutional
International Equity Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.